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This is filed pursuant to Rule 497(e).
File Nos. 33-7812 and 811-04791.



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ALLIANCE CAPITAL [LOGO] (R)

                             ALLIANCE MUNICIPAL INCOME FUND, INC.

_________________________________________________________________

Supplement dated November 28, 2000 to the Prospectus and
Application and Statement of Additional Information ("SAI") of
Alliance Municipal Income Fund, Inc. (the "Fund") dated
February 1, 2000.


This Supplement supersedes certain information regarding the Insured California Portfolio of the Fund (the "Portfolio") under the headings "Description of the Portfolios - Principal Policies" in the Prospectus and "Investment Policies and Restrictions - Insurance Feature of the Insured National and Insured California Portfolio" in the SAI of the Fund. On November 1, 2000, the Board of Directors of the Fund approved the removal of the Portfolio's non-fundamental investment policy requiring investment of at least 80% of its total assets in insured securities. The Portfolio continues to be subject to a fundamental policy to invest at least 65% of its total assets in insured securities.

        _________________________________________________

You should retain this Supplement with your Prospectus for future reference.

(R) This is a registered mark used under license from the owner, Alliance Capital Management L.P.





















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